READY ASSETS GOVERNMENT LIQUIDITY FUND

(the “Fund”)

Supplement dated November 12, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2020

On November 10, 2020, the Board of Trustees of Ready Assets Government Liquidity Fund approved a proposal to liquidate and terminate the Fund subject to a Plan of Liquidation and Termination. The Plan of Liquidation and Termination will be presented to the shareholders of the Fund and must be approved by the requisite number of shares of the Fund before a liquidation and termination of the Fund can occur.

A special meeting of shareholders of the Fund to consider the Plan of Liquidation and Termination is expected to be held on February 5, 2021. The record date for the special meeting is December 10, 2020. If approved by shareholders of the Fund, the liquidation date for the Fund is expected to be on or around February 9, 2021.

Effective December 1, 2020, BlackRock Advisors, LLC (“BlackRock”) will waive or reimburse all operating expenses of the Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be discontinued by BlackRock at any time without notice.

Also on November 10, 2020, the Board of Trustees of the Fund approved a proposal to reopen the Fund to share purchases. Accordingly, effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About Ready Assets Government Liquidity Fund — Purchase and Sale of Fund Shares” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About Ready Assets Government Liquidity Fund — Purchase and Sale of Fund Shares” are amended to delete the last paragraph of each such section in its entirety.

The section of the Fund’s Prospectus entitled “Account Information — How to Buy, Sell and Transfer Shares” is amended to delete the fifth paragraph of such section in its entirety.

The section of Part II of the Fund’s Statement of Additional Information entitled “Purchase of Shares — Purchase of Shares of Ready Assets Government Liquidity” is amended to delete the second paragraph of such section in its entirety.

Shareholders should retain this Supplement for future reference.

PR2SAI-10053-1120SUP